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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

January  19, 2000

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                     0-26873
                                     -------
                            (Commission File Number)


                                 One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)


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  ITEM 5.  Other Events

On January 18, 2000, Digex, Incorporated (the "Company") issued the attached press release.

  ITEM 7.  Press Release and Exhibits

Exhibit 99 Press Release, dated January 18, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 19, 2000


                               DIGEX, INCORPORATED
                                  (Registrant)

                              /s/ Mark K. Shull
                              ---------------------
                                  Mark K. Shull
                   Director, President and Chief Executive Officer

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                                  EXHIBIT INDEX

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                 EXHIBIT                                                                                PAGE
                   NO.                                    DESCRIPTION                                    NO.
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
99                                          Press Release, dated January 18, 2000     __
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